Exhibit 99.1

DropCar and AYRO Announce Signing of Merger Agreement
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A leading global low-speed electric vehicle (LSEV) maker
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LSEV market totaled $4.9 billion in sales in 2019 and is expected to grow at a compounded annual growth rate of 15.7%
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Strategic Partnership with Club Car, a subsidiary of Ingersoll-Rand (NYSE:IR)

NEW YORK, NY and AUSTIN, TX, December 20th, 2019 – DropCar, Inc. (Nasdaq: DCAR) (“DropCar”) and privately-held AYRO, Inc. (“AYRO”), an Austin-based company, today jointly announced that they have signed a definitive merger agreement under which, if approved by DropCar shareholders, will result in DropCar merging with AYRO in an all-stock transaction. The merged company would focus on creating a leading electric car company for Campus Management, Last Mile Delivery, Urban Commuting and Closed Campus Transport. The combined company is expected to operate under the name AYRO, Inc. and trade on the Nasdaq Capital Market.

AYRO’s Chief Executive Officer, Rod Keller, who previously served as president of globally recognized personal transporter manufacturer Segway, Inc., stated, “Today marks a significant turning point for both DropCar and AYRO shareholders. With our vehicle product portfolio, we deliver industry-leading value to a rapidly expanding market where the need for high quality, cost effective, zero emissions vehicles and technology platforms is becoming increasingly important. AYRO’s core strength is in applications that don’t require all the features of traditional automobiles and that also reduce carbon emissions and significantly lower the total cost of vehicle ownership. I am excited to get to work creating value for our combined company’s shareholders with the goal of replicating our success at Segway.”

AYRO’s fleet of vehicles provide customers with meaningful cost savings by lowering vehicle operating costs by up to 50% per year vs. existing gas-powered trucks. It also allows customers to have an environmental impact through the reduction of CO2 emissions by an average of 44% per vehicle.

Earlier in 2019, AYRO and Club Car (subsidiary of Ingersoll-Rand (NYSE: IR)) announced a strategic partnership to supply Club Car its first light duty, compact, all-electric, and emissions-free utility truck vehicle, initially branded the Club Car 411. The vehicle is designed for a multitude of applications ranging from campus environments, warehouse and logistics, city government, utilities, and university markets. Club Car is also a major supplier of maintenance utility vehicles to many universities with many such utility vehicles expected to be replaced by purpose-built, street legal, electric utility vehicles like the Club Car 411. The Club Car partnership leverages AYRO’s expertise in manufacturing and designing automotive-grade electric vehicles, and its international supply chain, with Club Car’s dealer network and more than 60 years of experience.

 “Following an extensive review of strategic alternatives, we believe that this merger with AYRO is the best path forward and has the potential to deliver significant and immediate value to DropCar shareholders,” said Joshua Silverman, Chairman of the Board of Directors of DropCar. “We look forward to incorporating the strength and dedication of the AYRO leadership team into the combined company.”

Transaction Details

On a pro forma basis and based upon the number of shares of DropCar common stock to be issued in the merger, current DropCar shareholders will own approximately 20% of the combined company and current AYRO’s shareholders will own approximately 80% of the combined company. The Boards of Directors of both DropCar and AYRO have approved the transaction. The merger is expected to close in the first half of 2020, subject to the approval of DropCar shareholders at a special shareholder meeting, as well as other customary closing conditions.

In connection with the definitive merger agreement, DropCar has also entered into an asset purchase agreement (“APA”) with Spencer Richardson and David Newman, who currently serve as Chief Executive Officer of DropCar and Chief Business Development Officer of DropCar, respectively, whereby DropCar will sell substantially all of the assets of the existing DropCar business to Mr. Richardson and Mr. Newman along with the assumption of certain liabilities. The existing DropCar business is expected to continue to operate independently of the merged company after the consummation of the merger. Completion of the APA is subject to certain customary closing conditions, as well as the consummation of a change in control that would be deemed to occur upon the closing of the contemplated merger with AYRO.

Palladium Capital Advisors, LLC acted as financial advisor to the parties in connection with the above transactions.

Management and Organization

The combined company will be led by Rod Keller, Chief Executive Officer of AYRO, and will be headquartered in Austin, Texas. The board of directors is expected to be composed of seven members, three of whom will be designated by DropCar (including Joshua Silverman, who will serve as Chairman of the Board of the combined company), three of whom will be designated by AYRO, and one of whom will be designated by the lead investor in a pre-closing financing to be conducted by AYRO.

About DropCar

Founded and launched in New York City in 2015, DropCar’s mission is to power the next generation of mobility by bringing the automotive industry’s products and services to everyone’s front door. DropCar’s core Mobility Cloud platform and integrated mobile apps help consumers and automotive-related companies reduce the cost, hassles and inefficiencies of owning a car, or fleet of cars, in urban centers. Dealerships, fleet owners, OEMs and shared mobility companies use DropCar’s last mile logistics platform to reduce costs, streamline logistics and deepen relationships with customers. More information is available at https://drop.car/

About AYRO

Founded in 2017, Texas-based AYRO, Inc. designs and manufactures compact, sustainable electric vehicle solutions for urban and community transport, local on-demand and last mile delivery, closed campus mobility, and government use. One hundred percent emissions-free, multi-purpose and capable of accommodating a broad range of commercial applications, AYRO vehicles are the emerging leaders of safe, affordable, efficient, and sustainable logistical transportation solutions. Discover more about AYRO, Inc. at AYRO.com

No Offer or Solicitation

This communication shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No public offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Important Additional Information Will be Filed with the SEC

In connection with the proposed transaction between DropCar and AYRO, DropCar intends to file relevant materials with the SEC, including a registration statement that will contain a proxy statement and prospectus. DROPCAR URGES INVESTORS AND STOCKHOLDERS TO READ THESE MATERIALS CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT DROPCAR, THE PROPOSED TRANSACTION AND RELATED MATTERS.  Investors and shareholders will be able to obtain free copies of the proxy statement, prospectus and other documents filed by DropCar with the SEC (when they become available) through the website maintained by the SEC at www.sec.gov.  In addition, investors and shareholders will be able to obtain free copies of the proxy statement, prospectus and other documents filed by DropCar with the SEC by contacting Investor Relations by mail at DropCar, Inc., Attn: Investor Relations, 1412 Broadway, Suite 2105, New York, New York 10018.  Investors and stockholders are urged to read the proxy statement, prospectus and the other relevant materials when they become available before making any voting or investment decision with respect to the proposed transaction.

Participants in the Solicitation

DropCar and AYRO, and each of their respective directors and executive officers and certain of their other members of management and employees, may be deemed to be participants in the solicitation of proxies in connection with the proposed transaction. Information about DropCar’s directors and executive officers is included in DropCar’s Annual Report on Form 10-K for the year ended December 31, 2018, filed with the SEC on April 3, 2019, as amended on April 12, 2019, and the proxy statement for DropCar’s 2019 annual meeting of stockholders, filed with the SEC on November 6, 2019.  Additional information regarding these persons and their interests in the transaction will be included in the proxy statement relating to the transaction when it is filed with the SEC. These documents can be obtained free of charge from the sources indicated above.

Cautionary Statement Regarding Forward-Looking Statements

Certain statements contained in this communication regarding matters that are not historical facts, are forward-looking statements within the meaning of Section 21E of the Securities and Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995, known as the PSLRA. These include statements regarding management’s intentions, plans, beliefs, expectations or forecasts for the future, and, therefore, you are cautioned not to place undue reliance on them. No forward-looking statement can be guaranteed, and actual results may differ materially from those projected. DropCar and AYRO undertake no obligation to publicly update any forward-looking statement, whether as a result of new information, future events or otherwise, except to the extent required by law. We use words such as “anticipates,” “believes,” “plans,” “expects,” “projects,” “future,” “intends,” “may,” “will,” “should,” “could,” “estimates,” “predicts,” “potential,” “continue,” “guidance,” and similar expressions to identify these forward-looking statements that are intended to be covered by the safe-harbor provisions of the PSLRA. Such forward-looking statements are based on our expectations and involve risks and uncertainties; consequently, actual results may differ materially from those expressed or implied in the statements due to a number of factors, including, but not limited to, risks relating to the completion of the merger, including the need for stockholder approval and the satisfaction of closing conditions; the anticipated financing to be completed prior to or concurrently with the closing of the merger; the cash balances of the combined company following the closing of the merger and the financing; the ability of DropCar to remain listed on the Nasdaq Capital Market; and expected restructuring-related cash outlays, including the timing and amount of those outlays. Risks and uncertainties related to AYRO that may cause actual results to differ materially from those expressed or implied in any forward-looking statement include, but are not limited to: decreased demand for electric vehicles; maintaining our partnership with Club Car, changes in our supply chain, components and parts, or products; product liability claims; general economic conditions; and the availability of future financing on reasonable terms or at all..

New factors emerge from time to time and it is not possible for us to predict all such factors, nor can we assess the impact of each such factor on the business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements. These risks, as well as other risks associated with the combination, will be more fully discussed in the proxy statement/prospectus that will be included in the registration statement that will be filed with the SEC in connection with the proposed transaction. Additional risks and uncertainties are identified and discussed in the “Risk Factors” section of DropCar’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and other documents filed from time to time with the SEC. Forward-looking statements included in this release are based on information available to DropCar and AYRO as of the date of this release. Neither DropCar nor AYRO undertakes any obligation to update such forward- looking statements to reflect events or circumstances after the date of this release.

DropCar Media and Investor Contact:
ir@dropcar.com
646-916-4595

AYRO Media and Investor Contact:
Curtis Smith
investors@ayro.com
(512) 643-1256